T. Rowe Price European Stock Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2024

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective August 1, 2024, Sebastian Schrott will join Tobias Fabian Mueller as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Effective January 1, 2025, Mr. Mueller will step down as a co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Schrott joined T. Rowe Price in 2007.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective August 1, 2024, Sebastian Schrott will join Tobias Fabian Mueller as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Effective January 1, 2025, Mr. Mueller will step down as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee, and Mr. Schrott will remain as the fund’s sole portfolio manager and chair of the Investment Advisory Committee. Mr. Schrott joined the Firm in 2007, and his investment experience dates from that time. During the past five years, he has served as an equity analyst and a portfolio manager (beginning in 2021) within the Firm’s International Equity Division.

The date of this supplement is July 9, 2024.

F79-041 7/9/24